Accrued Expenses - Summary of Accrued Expenses (Detail) - GREENLIGHT BIOSCIENCES HOLDINGS, PBC [Member] - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Accrued Liabilities, Current [Line Items]
Accrued employee compensation and benefits	$ 8,492	$ 4,024
Accrued research and development	4,059	612
Accrued professional fees	1,888	568
Accrued other	185	1,622
Total accrued expenses	$ 14,624	$ 6,826